UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2022

VOXX INTERNATIONAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28839	13-1964841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2351 J. Lawson Boulevard
Orlando, Florida		32824
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 645-7750

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $.01 par value	VOXX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 21, 2022, the following matters were voted upon and approved by VOXX International Corporation’s (the “Company”) shareholders at the Company’s Annual Meeting of Shareholders.

(1)
The election of eight members to the Board of Directors; and
(2)
The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023.

1. Election of Directors:

Class A Director's Name	Votes For	Votes Withheld	Broker Non-Votes
			3,926,078
Peter Lesser	12,738,739	1,829,205
Denise Waund Gibson	11,034,562	3,533,382
John Adamovich, Jr.	13,122,859	1,445,085

Class A & B Director's Name	Votes For	Votes Withheld	Broker Non-Votes
			3,926,078
John J. Shalam	34,110,736	3,066,748
Patrick M. Lavelle	34,391,565	2,785,919
Charles M. Stoehr	33,937,626	3,239,858
Ari M. Shalam	33,211,482	3,966,002
Beat Kahli	34,118,559	3,058,925

2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023:

Votes For	Votes Against	Votes Abstained
41,041,489	50,759	11,314

Item 7.01 Regulation FD Disclosure.

On July 21, 2022, during the Company’s Annual Meeting of Shareholders, John J. Shalam, the Company’s Chairman of the Board, and Ari Shalam, Co-Vice Chair of the Board, each made remarks to the Company’s shareholders and invited guests, and a question-and-answer period followed. A transcript of Mr. John Shalam’s and Mr. Ari Shalam’s remarks, and the question-and-answer period, is attached to this Form 8-K as Exhibit 99.1.

Item 8.01 Other Events.

On July 19, 2022, the Company issued a press release announcing the appointment of Ari Shalam and Beat Kahli as Co-Vice Chairmen of the Board of Directors. A copy of the release is furnished herewith as Exhibit 99.2.

The information furnished under Item 7.01 and Item 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Transcript of Chairman's and Co-Vice Chairman's remarks made and Question and Answer period during Shareholders' Meeting (filed herewith).
99.2	Press Release, dated July 19, 2022, relating to the appointment of Ari Shalam and Beat Kahli as Co-Vice Chairmen of the Board of Directors (filed herewith).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date:	July 27, 2022	By:	/s/ Charles M. Stoehr
Charles M. Stoehr Senior Vice President and Chief Financial Officer